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                                                                    EXHIBIT 10.2

                                    GRID NOTE
                            QUEBECOR WORLD (USA) INC.

                                                          Greenwich, Connecticut
                                                                  March 13, 2000


         FOR VALUE RECEIVED, the undersigned, Quebecor World (USA) Inc. (the "Borrower"), a Delaware corporation, hereby promises to pay to the order of Quebecor Printing S.A., a societe anonyme organized under the laws of Switzerland (the "Lender"), or to the order of any successor thereto, the unpaid principal amount of all advances made by the Lender to the Borrower from time to time. The Borrower promises to pay interest on the unpaid principal amount of each such advance at the maturity thereof or on a monthly basis at a rate per annum equal to the Prime Rate plus 1% (which rate shall not exceed the maximum rate permitted by applicable law) at such office for the period commencing on the date such advance is made until such advance shall be paid in full, with interest on any interest (to the extent permitted by law) not paid when due at the same rate until paid.

         "Prime Rate" shall mean any right or interest publicly announced by Morgan Guaranty Trust Company of New York, New York from time to time as its Prime Rate.

         All payments of principal and interest hereunder shall be made in lawful money of the United States of America and in immediately available funds and shall be payable to the Lender at its address in Fribourg, Switzerland or at such other address as shall be designated by the holder hereof from time to time.

         All advances made by the Lender, the maturities thereof and all repayments of principal thereof shall be recorded by the Borrower and appropriate notations of evidence the foregoing information with respect to each such advance shall be endorsed by the Borrower on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Borrower to make such recordation or endorsement shall not affect the obligations of the Borrower hereunder.

         Borrower agrees that the principal amount advanced hereunder shall not exceed $60,000,000 outstanding in the aggregate at any time, and that any advances exceeding such amount shall be immediately repaid, together with any unpaid interest.

         The occurrence of any of the following shall constitute an Event of Default hereunder:


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         1.   Commencement of any proceeding under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, or relief of debtors, by or against the Borrower, if such proceedings is not stayed or dismissed within 90 days from the date on which it is filed; or

         2. The appointment of a trustee, receiver, custodian, liquidator or the like under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts of, or a general assignment for the benefit of creditors of the Borrower.

         Upon the occurrence of any Event of Default specified above, the entire unpaid principal amount of all advances evidenced hereby, plus accrued interest, shall automatically become immediately due and payable.

         The Borrower promises to pay all costs and expenses, including reasonable attorneys fees and disbursements incurred in the collection and enforcement of this Note or any appeal of a judgement rendered thereon. The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by applicable law, the right to plead any statute of limitations as a defense to any demands hereunder.

         THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized director, as of the day and year and at the place first above written.

                                  QUEBECOR WORLD (USA) INC.

                                  By:
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                                  By:
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